ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE
                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 1999-3 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
      DATED AS OF SEPTEMBER 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION
          REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1999-3
              GROUP 1 FOR NOVEMBER 26, 1999, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: NOVEMBER 1, 1999
--------------------------------------------------------------------------------

   1 Total Actual Principal Collections                      805,166.80
   2 Total Permanent Buydown Companion Interest               39,967.23
   3 Total Actual Interest Collections                     1,530,194.65
   4 Less Service Fees Service Fees Previously Remitted       95,580.45
   5 Additional Proceeds
                                                      ------------------
   6      Total Collections:                               2,279,748.23

   7 Pre-Funding Account Transfer                            108,963.11
   8 Interest Coverage Account Transfer                      476,877.13
   9 Deferred Interest Coverage Account Transfer             167,874.67
                                                      ------------------
  10      Aggregate Amount Received:                       3,033,463.14

     Monthly Advances

  11 Interest Advance                                        620,714.54
  12 Compensating Interest                                     1,558.27
  13 Amounts Held for Future Distributions                         0.00
  14 Cross Collateral Deposit                                      0.00
  15 Reserve Withdrawal per Sec. 6.14c                             0.00
                                                      ------------------
  16      Available Remittance Amount:                     3,655,735.95

  17 Service Fees                                             40,267.32
  18 Expense Account Deposit:                                  2,722.99
                                                      ------------------
  19      Adjusted Remittance Amount:                      3,612,745.64

     Remaining Amount Available:

  20           Adjusted Remittance Amount                  3,612,745.64
  21           Insured Payments                                    0.00
  22           Monthly Premium @ 20 bp
                  due Certificate Insurer                     51,998.56
  23           Cross Collateral Withdrawal                         0.00
  24           Class Remittance Amounts                    3,560,747.08
  25           Non-Recoverable Advances not
                  Previously Reimbursed                            0.00
                                                      ------------------
     Total Remaining Amount Available:                             0.00
                                                      ==================

     Amount of Reimbursements Pursuant to Sec. 5.04
  26      Servicing Fee                                            0.00
  27      Monthly Advances and Servicer Advances                   0.00
  28      Other Mortgage Payments                                  0.00
  29      Interest Earned on P&I Deposits                          0.00
  30      Additional Servicing Compensation                        0.00
--------------------------------------------------------------------------------


                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE
                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 1999-3 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
      DATED AS OF SEPTEMBER 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION
          REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1999-3
              GROUP 1 FOR NOVEMBER 26, 1999, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: NOVEMBER 1, 1999

----------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL             CLASS 1A                   EQUITY CERTIFICATE
                                                            -----             --------                   -------------------
  31 Loans Outstanding - BOM                                       4146
  32 Original Loan Balance                               258,060,431.06   258,060,431.06
  34 Pre-Funding Account Balance                          68,697,952.48    68,697,952.48
  35 Initial Overcollateralization                        13,852,821.31    13,852,821.31
  36 Realized Losses, LTD                                          0.00             0.00
  38 Carryforward Amount                                           0.00             0.00
  39 Aggregate Unpaid Principal Balance of Delinquent
        Loans Repurchased per Sec. 5.11                            0.00             0.00
                                                      ----------------------------------------------------------------------
  40 Total Class Note Principal Balance                  312,905,562.23   312,905,562.23
  41      Group Factor per Loan Balance                     81.9239464%      81.9239464%
  42      Group Factor per Class Note Balance               99.3350991%      99.3350991%
  43 Excess Spread                                                 0.00                                                0.00

  44 Cross Collateral Withdrawal                                   0.00                                                0.00
  45 Cross Collateral Deposit                                      0.00             0.00
  46 Additional Principal due Note A                         980,916.56       980,916.56
  47 Interest Remittance @ Pass-Through Rates              1,665,700.61     1,665,700.61

     PRINCIPAL ADDITIONS:
  48           Number of loans                                     1206             1206
  49           Transfers from Pre-Funding Account         68,588,989.37    68,588,989.37

     PRINCIPAL REDUCTIONS:

  50           Prepayments - Number                                   9                9
  51           Prepayments - Dollar                          491,602.33       491,602.33
  52           Delinquent Loans Repurchased - Number                  0             0.00
  53           Delinquent Loans Repurchased - Dollar               0.00             0.00
  54           Net Liquidation Proceeds                            0.00             0.00
  55           Curtailments                                   66,473.50        66,473.50
  56           Normal and Excess Payments                    247,090.97       247,090.97
  57           Pre-Funding Account Transfer                  108,963.11       108,963.11
                                                      ----------------------------------------------------------------------
  58 Total Principal Remittance                              914,129.91       914,129.91
  59 Additional Principal Reduction                          980,916.56       980,916.56
                                                      ----------------------------------------------------------------------
  60 Total Remittance                                      3,560,747.08     3,560,747.08                               0.00
                                                      ======================================================================
  61 Current Month Realized Loss - Number                             0                                                   0
  62 Current Month Realized Loss - Dollar                          0.00                                                0.00

  61 LTD Realized Loss - Number                                       0
  62 LTD Realized Loss - Dollar                                    0.00
     CLASS NOTE PRINCIPAL BALANCE - EOM

  64 Loans Outstanding - EOM                                       5343
  65 Closing Loan Balance                                325,844,253.63   325,844,253.63
  67 Pre-Funding Account Balance                                   0.00             0.00
  68 Additional Principal Reduction, LTD                  14,833,737.87    14,833,737.87
  69 Realized losses, LTD                                          0.00             0.00
  71 Aggregate Unpaid Principal Balance of Delinquent
  72    Loans Repurchased per Sec. 5.11                            0.00             0.00
                                                      ----------------------------------------------------------------------
  73 Total Class Note Principal Balance                  311,010,515.76   311,010,515.76
  74      Group Factor per Loan Balance                    103.4426202%     103.4426202%
  75      Group Factor per Class Note Balance               98.7334971%      98.7334971%
----------------------------------------------------------------------------------------------------------------------------


                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE
                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 1999-3 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
      DATED AS OF SEPTEMBER 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION
          REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1999-3
              GROUP 1 FOR NOVEMBER 26, 1999, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: NOVEMBER 1, 1999

----------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL          CLASS A-1
                                                            -----          ---------
  76 Weighted Note Rate - THIS Remittance                10.40766 %
  77 Weighted Note Rate - NEXT Remittance                 10.40766%

  78 Related Remittance Period for Libor Rate             25-Oct-99           thru          25-Nov-99
  79 Days in Related Period                                  32

  80 Pass-Through Rates                                                     5.98875%

  81 Weighted Average Remaining Term                       258.61

  82 Original Pool - Principal Balance                   202,789,370.29   202,789,370.29
  84 Original Pool - Pre-Funding Account                 124,483,356.98   124,483,356.98
  85 Original Pool - Additional Principal Reduction       12,272,727.27    12,272,727.27
                                                      ----------------------------------------------------------------------
  86 Original Pool Total                                 315,000,000.00   315,000,000.00
  87 Original Pool - Number of Loans                        3224

-----------------------------------------------------------------------------------------------------------------------------

     CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                        Beg.of Month     Current Month     End of Month
                                                      ----------------------------------------------------
  88 Additional Principal Reduction, LTD                  13,852,821.31       980,916.56    14,833,737.87
  89 Cross Collateral Deposits                                     0.00             0.00             0.00
  90 Realized Losses, LTD                                          0.00             0.00             0.00
                                                      ----------------------------------------------------
  92 Overcollateralization of Principal                   13,852,821.31       980,916.56    14,833,737.87
                                                      ====================================================

  93 Base Overcollateralization Required                                                    26,181,818.18
  94 Required Overcollateralization Amount                                                  26,181,818.18

     AGGREGATE OVERCOLLATERALIZATION RECONCILIATION
                                                        Beg.of Month     Current Month     End of Month
                                                      ----------------------------------------------------
     Class 1A Overcollateralization of Principal          13,852,821.31       980,916.56    14,833,737.87
     Class 2A Overcollateralization of Principal           7,600,476.46       679,884.83     8,280,361.29
                                                      ----------------------------------------------------
     Overcollateralization of Principal                   21,453,297.77     1,660,801.38    23,114,099.16
                                                      ====================================================

     Base Aggregate Overcollateralization Required                                          39,707,889.42
     Required Aggregate Overcollateralization Amount                                        39,707,889.42

     CURRENT MONTH SUBORDINATED AMOUNT                  Beg.of Month     Current Month     End of Month
                                                      ----------------------------------------------------

  95 Original Subordinated Amount                         40,909,090.91       N/A           40,909,090.91
  96 Less: Cumulative Realized Losses                              0.00             0.00             0.00
  97 Plus: Cumulative Additional Proceeds                          0.00             0.00             0.00
                                                      ----------------------------------------------------
  98 Current Subordinated Amount                          40,909,090.91                     40,909,090.91
                                                      ====================================================

     NONRECOVERABLE ADVANCE RECONCILIATION

  99 Beginning of Month                                                             0.00
 100 Current Month Unpaid Nonrecoverable Advance                                    0.00
 101 Less: Current Month Reimbursement                                              0.00
                                                                        -----------------
 102 End of Month                                                                   0.00
----------------------------------------------------------------------------------------------------------------------------



                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE
                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 1999-3 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
      DATED AS OF SEPTEMBER 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION
          REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1999-3
              GROUP 1 FOR NOVEMBER 26, 1999, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: NOVEMBER 1, 1999

-----------------------------------------------------------------------------------------
                                                                             CLASS
                                                            TOTAL              A1
                                                      -----------------------------------
 103 Total Class Note Principal - Original Pool         $315,000,000.00  $315,000,000.00
 104 Interest Remittance Amount                            1,665,700.61     1,665,700.61
 105 Interest Rate Factor / 1000                               5.287938         5.287938

 106 Total Principal Collections                             914,129.91       914,129.91
 107 Prefunding Account Transfer                                   0.00             0.00
 108 Additional Principal Reduction                          980,916.56       980,916.56
                                                      -----------------------------------
 109 Principal Remittance Amount                           1,895,046.47     1,895,046.47
 110 Principal Payment Factor/1000                             6.016021         6.016021
 111 Principal Factor                                        987.334970       987.334970

 112 Prior Month Principal Factor                            993.350991       993.350991

--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE
                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 1999-3 GROUP 2

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
     OF SEPTEMBER 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE
          FOLLOWING INFORMATION PERTAINING TO SERIES 1999-3 GROUP 2 FOR
                     NOVEMBER 26, 1999, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: NOVEMBER 1, 1999
--------------------------------------------------------------------------------
   1 Total Actual Principal Collections                          743,751.33
   3 Total Actual Interest Collections                         1,039,811.38
   4 Less Service Fees Service Fees Previously Remitted           62,752.78
   5 Additional Proceeds
                                                          -----------------
   6      Total Collections:                                   1,720,809.93

   7 Pre-Funding Account Transfer                                 20,821.26
   8 Interest Coverage Account Transfer                          310,359.70
   9 Deferred Interest Coverage Account Transfer                  68,316.18
                                                          -----------------
  10      Aggregate Amount Received:                           2,120,307.07

     Monthly Advances

  11 Interest Advance                                            400,237.25
  12 Compensating Interest                                         3,804.42
  13 Amounts Held for Future Distributions                             0.00
  14 Cross Collateral Deposit                                          0.00
  15 Reserve Withdrawal per Sec. 6.14c                                 0.00
                                                          -----------------
  16      Available Remittance Amount:                         2,524,348.74

  17 Service Fees on Interest Coverage                            22,821.27
  18 Expense Account Deposit:                                      1,716.31
                                                          -----------------
  19      Adjusted Remittance Amount:                          2,499,811.16

     Remaining Amount Available:

  20           Adjusted Remittance Amount                      2,499,811.16
  21           Insured Payments                                        0.00
  22           Monthly Premium @ 20 bp
                  due Certificate Insurer                         32,932.12
  23           Cross Collateral Withdrawal                             0.00
  24           Class Remittance Amounts                        2,466,879.04
  25           Non-Recoverable Advances not
                  Previously Reimbursed                                0.00
                                                          -----------------
     Total Remaining Amount Available:                                 0.00
                                                          =================

     Amount of Reimbursements Pursuant to Sec. 5.04
  26      Servicing Fee                                                0.00
  27      Monthly Advances and Servicer Advances                       0.00
  28      Other Mortgage Payments                                      0.00
  29      Interest Earned on P&I Deposits                              0.00
  30      Additional Servicing Compensation                            0.00
--------------------------------------------------------------------------------


                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE
                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 1999-3 GROUP 2

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
    OF SEPTEMBER 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE
          FOLLOWING INFORMATION PERTAINING TO SERIES 1999-3 GROUP 2 FOR
                     NOVEMBER 26, 1999, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: NOVEMBER 1, 1999


-------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL             CLASS 1A                   EQUITY CERTIFICATES
                                                        -----             --------                   --------------------
  31 Loans Outstanding - BOM                                   1783
  32 Original Loan Balance                           162,800,452.85   162,800,452.85
  34 Pre-Funding Account Balance                      43,157,311.75    43,157,311.75
  35 Initial Overcollateralization                     7,600,476.46     7,600,476.46
  36 Realized Losses, LTD                                      0.00             0.00
  38 Carryforward Amount                                       0.00             0.00
  39 Aggregate Unpaid Principal Balance of Delinquent
        Loans Repurchased per Sec. 5.11                        0.00             0.00
                                                   ---------------------------------------------------------------------
  40 Total Class Note Principal Balance              198,357,288.14   198,357,288.14
  41      Group Factor per Loan Balance                 81.4002264%      81.4002264%
  42      Group Factor per Note Balance                 99.1786441%      99.1786441%
  43 Excess Spread                                             0.00                                                0.00

  44 Cross Collateral Withdrawal                               0.00                                                0.00
  45 Cross Collateral Deposit                                  0.00             0.00
  46 Additional Principal due Class A                    679,884.83       679,884.83
  47 Interest Remittance @ Pass-Through Rates          1,022,421.62     1,022,421.62

     PRINCIPAL ADDITIONS:
  48           Number of loans                                  474              474
  49           Transfers from Pre-Funding Account     43,136,490.49    43,136,490.49

     PRINCIPAL REDUCTIONS:

  50           Prepayments - Number                               9                9
  51           Prepayments - Dollar                      681,729.19       681,729.19
  52           Delinquent Loans Repurchased - Number              0             0.00
  53           Delinquent Loans Repurchased - Dollar           0.00             0.00
  54           Net Liquidation Proceeds                        0.00             0.00
  55           Curtailments                                    0.00             0.00
  56           Normal and Excess Payments                 62,022.14        62,022.14
  57           Pre-Funding Account Transfer               20,821.26        20,821.26
                                                   ---------------------------------------------------------------------
  58 Total Principal Remittance                          764,572.59       764,572.59
  59 Additional Principal Reduction                      679,884.83       679,884.83
                                                   ---------------------------------------------------------------------
  60 Total Remittance                                  2,466,879.04     2,466,879.04                               0.00
                                                   =====================================================================
  61 Current Month Realized Loss - Number                         0                                                   0
  62 Current Month Realized Loss - Dollar                      0.00                                                0.00

  63 LTD Realized Loss - Number                                   0
  64 LTD Realized Loss - Dollar                                0.00
     CLASS NOTE PRINCIPAL BALANCE - EOM

  65 Loans Outstanding - EOM                                   2248
  66 Closing Loan Balance                            205,193,192.01   205,193,192.01
  67 Pre-Funding Account Balance                               0.00             0.00
  68 Additional Principal Reduction, LTD               8,280,361.29     8,280,361.29
  69 Realized losses, LTD                                      0.00             0.00
  70 Aggregate Unpaid Principal Balance of Delinquent
        Loans Repurchased per Sec. 5.11                        0.00             0.00
                                                   ---------------------------------------------------------------------
  71 Total Class Note Principal Balance              196,912,830.72   196,912,830.72
  72      Group Factor per Loan Balance                102.5965960%     102.5965960%
  73      Group Factor per Class Note Balance           98.4564154%      98.4564154%
------------------------------------------------------------------------------------------------------------------------

                                  Page 2 of 4




                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE
                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 1999-3 GROUP 2

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
    OF SEPTEMBER 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE
          FOLLOWING INFORMATION PERTAINING TO SERIES 1999-3 GROUP 2 FOR
                     NOVEMBER 26, 1999, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: NOVEMBER 1, 1999

------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL          CLASS A-1
                                                        -----          ---------
  74 Weighted Note Rate - THIS Remittance             10.78552 %
  75 Weighted Note Rate - NEXT Remittance             10.78552%

  76 Related Remittance Period for Libor Rate         25-Oct-99           thru          25-Nov-99
  77 Days in Related Period                               32

  78 Pass-Through Rates                                                 5.79875%

  79 Weighted Average Remaining Term                    356.70

  80 Original Pool - Principal Balance               128,473,131.74   128,473,131.74
  81 Original Pool - Pre-Funding Account              78,031,772.75    78,031,772.75
  82 Original Pool - Additional Principal Reduction    6,504,904.49     6,504,904.49
                                                   ---------------------------------------------------------------------
  83 Original Pool Total                             200,000,000.00   200,000,000.00
  84 Original Pool - Number of Loans                     1402

-------------------------------------------------------------------------------------------------------------------------

     CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                     Beg.of Month    Current Month     End of Month
                                                   ---------------------------------------------------
  85 Additional Principal Reduction, LTD               7,600,476.46       679,884.83     8,280,361.29
  86 Cross Collateral Deposits                                 0.00             0.00             0.00
  87 Realized Losses, LTD                                      0.00             0.00             0.00
                                                   ---------------------------------------------------
  88 Overcollateralization of Principal                7,600,476.46       679,884.83     8,280,361.29
                                                   ===================================================

  89 Base Overcollateralization Required                                                13,526,071.24
  90 Required Overcollateralization Amount                                              13,526,071.24

     AGGREGATE OVERCOLLATERALIZATION RECONCILIATION
                                                     Beg.of Month    Current Month     End of Month
                                                   ---------------------------------------------------
  91 Class 1A Overcollateralization of Principal      13,852,821.31       980,916.56    14,833,737.87
  92 Class 2A Overcollateralization of Principal       7,600,476.46       679,884.83     8,280,361.29
                                                   ---------------------------------------------------
  93 Overcollateralization of Principal               21,453,297.77     1,660,801.38    23,114,099.16
                                                   ===================================================

  94 Base Aggregate Overcollateralization Required                                      39,707,889.42
  95 Required Aggregate Overcollateralization Amount                                    39,707,889.42

     CURRENT MONTH SUBORDINATED AMOUNT               Beg.of Month    Current Month     End of Month
                                                   ---------------------------------------------------

  96 Original Subordinated Amount                     26,845,637.58       N/A           26,845,637.58
  97 Less: Cumulative Realized Losses                          0.00             0.00             0.00
  98 Plus: Cumulative Additional Proceeds                      0.00             0.00             0.00
                                                   ---------------------------------------------------
  99 Current Subordinated Amount                      26,845,637.58                     26,845,637.58
                                                   ===================================================

     NONRECOVERABLE ADVANCE RECONCILIATION

 100 Beginning of Month                                                         0.00
 101 Current Month Unpaid Nonrecoverable Advance                                0.00
 102 Less: Current Month Reimbursement                                          0.00
                                                                    -----------------
 103 End of Month                                                               0.00
 -----------------------------------------------------------------------------------------------------------------------



                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE
                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 1999-3 GROUP 2

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
    OF SEPTEMBER 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE
          FOLLOWING INFORMATION PERTAINING TO SERIES 1999-3 GROUP 2 FOR
                     NOVEMBER 26, 1999, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: NOVEMBER 1, 1999

-----------------------------------------------------------------------------------------------------------------------
                                                                         CLASS
                                                        TOTAL              A1
                                                   ----------------------------------
 104 Total Class Note Principal - Original Pool     $200,000,000.00  $200,000,000.00
 105 Interest Remittance Amount                        1,022,421.62     1,022,421.62
 106 Interest Rate Factor / 1000                           5.112108         5.112108

 107 Total Principal Collections                         764,572.59       764,572.59
 108 Prefunding Account Transfer                               0.00             0.00
 109 Additional Principal Reduction                      679,884.83       679,884.83
                                                   ----------------------------------
 110 Principal Remittance Amount                       1,444,457.42     1,444,457.42
 111 Principal Payment Factor/1000                         7.222287         7.222287
 112 Principal Factor                                    984.564154       984.564154

 113 Prior Month Principal Factor                        991.786441       991.786441

-----------------------------------------------------------------------------------------------------------------------


                                  Page 4 of 4